                     LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from October 1, 1999 through March 31, 2000, the Fund's net assets grew from $52,622,095 to $53,530,631, an increase of 1.73% and the number of shareholders grew 1.10% to 3,197. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 152 firms.

One goal for the new year was to reconstruct the Fund's web site. That project is now complete and we invite you to visit us online. The address remains www.keeleyfunds.com. We've added a link to Morningstar's web site for your convenience as well.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended March 31, 2000, the Fund's total return was +3.07% versus a return of +26.84% for the Russell 2000 Index and +17.51% for the S&P 500 Index. For the quarter ended March 31, 2000, the Fund's total return was -0.24% versus a return of +7.08% for the Russell 2000 Index and +2.29% for the S&P 500 Index. For the one year ending March 31, 2000, the Fund's average annual return was +12.28% versus a return of +37.30% for the Russell 2000 Index and +17.94% for the S&P 500 Index. For the five years ending March 31, 2000, the Fund's average annual return was +17.82% versus +17.24% for the Russell 2000 Index and +26.76% for the S&P 500 Index. Since inception, the Fund's average annual return was +14.37% versus +13.93% for the Russell 2000 Index and +22.42% for the S&P 500 Index.

The three months ended December 31, 1999, saw the value sector impacted by tax loss selling, increasing interest rates and rising energy prices. The first calendar quarter of the year 2000 began with the much-publicized Y2K issue becoming a non-event. Strength in the technology sector which accelerated in the last calendar quarter of 1999 continued through the first ten weeks of the new quarter at the expense of the value sectors. We note that at the end of the first calendar quarter, some 20% of the Russell 2000 Index was invested in technology stocks.

During the quarter, the Federal Reserve continued its efforts to slow the economy by increasing the Fed Funds rate to the 6% level. This is the fifth increase in the past fourteen months and many believe we are close to the end of such raises. During the last two weeks of the first calendar quarter, oil prices appeared to have peaked and started to head lower which began a rally in many traditional value sectors. In addition, several prominent market analysts no longer overweight technology in their asset allocation models.

Over the past year, buyouts and takeovers have markedly picked up in our value sectors. This activity was especially apparent during the first calendar quarter in 2000 as four holdings received premium bids to their market price, a concrete testament of their undervaluation.

Value companies continue to sell at multiples of cash flow, book-value, market price to sales and price earnings ratios not seen since 1990 and relative to growth not seen in some 30 years. We believe that there are several factors that will benefit our value approach, which may have already begun late in the first calendar quarter.

  . Energy prices appear to have peaked and many believe that interest rates are approaching their peak levels. The Financial and Transportation sectors have begun to positively respond to these events.

  . Mergers and acquisitions have continued to increase as strategic buyers have taken advantage of the under-valued prices among companies in the value sectors. This trend may be strengthened due to the elimination of pooling accounting at the end of 2000. In the six month period, five companies in our universe received takeover bids at substantial premiums to the current market price. They were Pittway Corp., Snyder Communications, Inc., Duff and Phelps Credit Rating Corp., U.S. Can Corp., and American National Can Group, Inc. Also, companies within our value sectors, continue to repurchase their common shares at bargain prices.

  . Finally, both institutions and individuals began to rotate some funds from the growth sectors to the value sectors not only to rebalance portfolios but also to reduce risk, as some of the leadership in the technology sectors began to falter. Also, as mentioned earlier, several prominent market analysts no longer overweight technology in their asset allocation models. While it is too early to call this rotation a clear trend and catalyst, given the distressed state of value stocks, a relatively small amount of cash flow would be quite positive for our sectors.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the six month period ended March 31, 2000, the Fund's total return was - 1.55% versus a return of +26.84% for the Russell 2000 Index and +17.51% for the S&P 500 Index. For the quarter ended March 31, 2000, the Fund's total return was -4.73% versus a return of +7.08% for the Russell 2000 Index and +2.29% for the S&P 500 Index. For the one year ending March 31, 2000, the Fund's average annual return was +7.24% versus a return of +37.30% for the Russell 2000 Index and +17.94% for the S&P 500 Index. For the five years ending March 31, 2000, the Fund's average annual return was +16.73% versus +17.24% for the Russell 2000 Index and +26.76% for the S&P 500 Index. Since inception, the Fund's average annual return was +13.56% versus +13.93% for the Russell 2000 Index and +22.42% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment
                  in the KSCVF*, S&P 500** and Russell 2000**
[Performance Line Chart]
                        Average annual total returns***
                        for periods ended March 31, 2000

                                                            Since Commencement
                                   12 mos ended 5 Yrs ended   of Operations
                                     3/31/00      3/31/00   10/1/93 to 3/31/00
                                   ------------ ----------- ------------------
KSCVF                                +12.28%      +17.82%        +14.37%
KSCVF (includes max 4 1/2% front-
 end load)                            +7.24%      +16.73%        +13.56%
S&P 500 Index                        +17.94%      +26.76%        +22.42%
Russell 2000 Index                   +37.30%      +17.24%        +13.93%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2000
                                  (Unaudited)

ASSETS:

Investments at value (cost $48,891,859)         $53,062,780

Cash                                                     96

Receivable for investments sold                     471,655

Receivable for shares issued                        251,009

Dividends and interest receivable                    30,278

Prepaid expenses                                     13,769
                                                -----------

Total Assets                                     53,829,587
                                                -----------

LIABILITIES:

Payable to Adviser                                   44,327

Payable for securities purchased                     31,163

Payable for shares redeemed                         132,322

Other accrued expenses                               91,144
                                                -----------

Total Liabilities                                   298,956
                                                -----------

NET ASSETS                                      $53,530,631
                                                ===========

NET ASSETS CONSIST OF:

Capital stock                                   $46,783,290

Accumulated net realized gain on investments      2,576,420

Unrealized net appreciation on investments        4,170,921
                                                -----------

TOTAL NET ASSETS                                $53,530,631
                                                ===========

CAPITAL STOCK, $0.01 par value

Authorized                                       10,000,000

Issued and outstanding                            2,603,330

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE  $     20.56
                                                ===========

MAXIMUM OFFERING PRICE PER SHARE                $     21.53
                                                ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 2000
                                  (Unaudited)

INVESTMENT INCOME:

Dividend income                                         $  240,922

Interest income                                             48,267
                                                        ----------

                                                           289,189
                                                        ----------

EXPENSES:

Investment advisory fees                                   260,997

12b-1 fees                                                  65,249

Transfer agent fees and expenses                            38,201

Administration fees                                         38,051

Reports to shareholders                                     22,533

Legal fees                                                  16,432

Fund accounting fees                                        14,078

Custody fees                                                12,462

Federal and state registration fees                         10,058

Audit fees                                                   8,889

Directors' fees                                              5,478

Other                                                        1,883
                                                        ----------

Net expenses                                               494,311
                                                        ----------

Net investment loss                                       (205,122)
                                                        ----------

REALIZED AND UNREALIZED GAINS (LOSSES):

Net realized gain on investments                         3,743,246

Decrease in net unrealized appreciation on investments  (2,002,589)
                                                        ----------

Net gain on investments                                  1,740,657
                                                        ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $1,535,535
                                                        ==========

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                 March 31, 2000
                                  (Unaudited)

 Number of
   Shares                                                          Value
 ---------                                                      -----------
            COMMON STOCKS                                96.52%
            Aerospace                                     0.11%
      8,500 The Fairchild Corp., Class A*                       $    57,906
                                                                -----------
            Automotive                                    1.33%
     21,500 Meritor Automotive, Inc.                                339,969
     47,000 Tenneco Automotive, Inc.                                373,063
                                                                -----------
                                                                    713,032
                                                                -----------
            Building Materials                            0.76%
     18,500 Nortek, Inc.*                                           409,312
                                                                -----------
            Business Service                              1.03%
     32,500 R.H. Donnelley Corp.                                    552,500
                                                                -----------
            Chemicals                                     0.78%
     21,000 Arch Chemicals, Inc.                                    420,000
                                                                -----------
            Communications and Media                     10.54%
     29,000 The Ackerley Group, Inc.                                438,625
     24,000 Anacomp, Inc.*                                          373,500
     11,000 AT&T Corp.--Liberty Media Group, Class A*               651,750
     13,500 CBS Corp.                                               764,437
     10,500 Cox Communications, Inc.,
             Class A*                                               509,250
      9,000 GC Companies, Inc.*                                     312,750
     36,500 Information Resources, Inc.*                            292,000
      9,500 Media General, Inc., Class A                            497,562
     44,000 Paxson Communications*                                  341,000
     29,500 Price Communications Corp.*                             678,500
     12,000 Sprint Corp. (PCS Group)*                               783,750
                                                                -----------
                                                                  5,643,124
                                                                -----------
            Consumer Products                             0.85%
     30,000 Flowers Industries, Inc.                                455,625
                                                                -----------
            Consumer Service                              2.87%
     23,500 Cendant Corp.*                                          434,750
     23,000 Central Parking Corp.                                   460,000
     12,500 Chemed Corp.                                            375,000
     27,000 Coinmach Laundry Corp.*                                 268,312
                                                                -----------
                                                                  1,538,062
                                                                -----------

 Number of
   Shares                                              Value
 ---------                                          -----------
            Containers                        2.03%
     18,500 Alltrista Corp.*                        $   418,562
     28,000 American National Can
             Group, Inc.*                               367,500
     15,500 U.S. Can Corp.*                             301,281
                                                    -----------
                                                      1,087,343
                                                    -----------
            Diversified Manufacturing         2.17%
     22,000 Mark IV Industries, Inc.                    485,375
     13,500 Tyco International Ltd.                     673,313
                                                    -----------
                                                      1,158,688
                                                    -----------
            Electronics                       0.83%
     11,000 Moog, Inc., Class B*                        445,500
                                                    -----------
            Engineering and Construction      2.21%
     23,500 Emcor Group, Inc.*                          493,500
     46,000 Morrison Knudsen Corp.*                     339,250
     18,000 Owens Corning                               348,750
                                                    -----------
                                                      1,181,500
                                                    -----------
            Entertainment and Leisure         2.28%
     33,000 Blockbuster, Inc., Class A                  330,000
     14,000 Gaylord Entertainment                       379,750
     34,000 On Command Corp.*                           510,000
                                                    -----------
                                                      1,219,750
                                                    -----------
            Environmental Control             0.96%
     19,000 Cuno, Inc.*                                 515,375
                                                    -----------
            Finance Company                   5.06%
     49,000 Boston Private Financial
             Holdings, Inc.*                            465,500
     35,500 Brookline Bancorp, Inc.                     337,250
     40,500 Capital Federal Financial*                  382,219
     40,500 CFS Bancorp, Inc.                           364,500
     35,000 Harbor Florida Bancshares, Inc.             398,125
     28,000 Hudson City Bancorp, Inc.*                  409,500
     35,000 Hudson River Bancorp, Inc.*                 350,000
                                                    -----------
                                                      2,707,094
                                                    -----------

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 2000
                                  (Unaudited)

 Number of
   Shares                                                            Value
 ---------                                                        -----------
            Financial Services                              9.02%
     25,500 AG Services of America, Inc.*                         $   618,375
     44,500 Data Broadcasting Corp.*                                  339,312
     39,000 Federal Agricultural Mortgage Corp., Class C*             604,500
     15,500 Investment Technology Group, Inc.                         546,375
     21,500 Jefferies Group, Inc.                                     491,813
     23,500 LaBranche & Co., Inc.*                                    296,688
     57,000 Phoenix Investment Partners, Ltd.                         441,750
     21,000 PICO Holdings, Inc.*                                      233,625
     19,500 Pioneer Group, Inc.                                       453,375
     19,000 Waddell & Reed Financial, Inc.                            803,938
                                                                  -----------
                                                                    4,829,751
                                                                  -----------
            Food, Beverage and Tobacco                      5.52%
     34,500 Earthgrains Co.                                           513,187
     64,000 ICH Corp.*                                                408,000
     46,000 M & F Worldwide Corp.*                                    201,250
     88,000 Nathans Famous, Inc.*                                     324,500
     28,000 Ralcorp Holdings, Inc.*                                   406,000
     27,000 Sara Lee Corp.                                            486,000
     12,500 Tasty Baking Co.                                          133,594
     62,500 Vlasic Foods International, Inc.*                         148,438
     24,000 Whitman Corp.                                             334,500
                                                                  -----------
                                                                    2,955,469
                                                                  -----------
            Forestry                                        1.95%
     19,000 Deltic Timber Corp.                                       450,062
     20,500 St. Joe Corp.                                             593,219
                                                                  -----------
                                                                    1,043,281
                                                                  -----------
            Furniture/Home Appliances                       0.84%
     24,000 Furniture Brands International, Inc.*                     451,500
                                                                  -----------
            Household Products                              2.01%
     14,500 Chesapeake Corp.                                          428,656
     18,500 Masco Corp.                                               379,250
     24,000 U.S. Industries, Inc.                                     265,500
                                                                  -----------
                                                                    1,073,406
                                                                  -----------
            Housing                                         3.09%
     24,000 Kaufman & Broad Home Corp.                                514,500
     24,500 Lennar Corp.                                              531,344
     20,500 MDC Holdings, Inc.                                        367,719
     31,000 Walter Industries, Inc.*                                  240,250
                                                                  -----------
                                                                    1,653,813
                                                                  -----------

 Number of
   Shares                                                 Value
 ---------                                             -----------
            Insurance                            5.45%
      2,142 Alleghany Corp.*                           $   402,696
     22,000 Allstate Corp.                                 523,875
     13,000 American Financial Group, Inc.                 372,125
     16,000 The MONY Group, Inc.                           517,000
     17,000 StanCorp Financial Group, Inc.                 465,375
     16,000 Unitrin, Inc.                                  636,000
                                                       -----------
                                                         2,917,071
                                                       -----------
            Lodging                              1.97%
     32,500 Choice Hotels International, Inc.*             469,219
     98,000 Meristar Hotels & Resorts, Inc.*               287,875
     60,500 Sunburst Hospitality Corp.*                    298,719
                                                       -----------
                                                         1,055,813
                                                       -----------
            Machinery                            0.69%
     27,500 Unova, Inc.*                                   371,250
                                                       -----------
            Manufacturing                        4.56%
     39,800 CIRCOR International, Inc.*                    529,837
     44,000 Griffon Corp.*                                 343,750
     29,000 Hussmann International, Inc.                   367,937
     14,000 ITT Industries, Inc.                           434,875
     22,000 Thomas Industries, Inc.                        412,500
     33,000 Westinghouse Air Brake Co.                     350,625
                                                       -----------
                                                         2,439,524
                                                       -----------
            Oil and Gas--Equipment & Services    4.63%
     23,000 Evergreen Resources, Inc.*                     556,312
     65,000 Getty Petroleum Marketing, Inc.*               146,250
     60,000 Key Energy Services, Inc.*                     697,500
     27,500 Pennzoil-Quaker State Co.                      287,031
     90,000 Titan Exploration, Inc.*                       450,000
     27,500 Watts Industries, Inc.                         340,313
                                                       -----------
                                                         2,477,406
                                                       -----------
            Pharmaceuticals and Healthcare       1.27%
     24,500 Morrison Health Care, Inc.                     679,875
                                                       -----------

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 2000
                                  (Unaudited)

 Number of
   Shares                                                 Value
 ---------                                             -----------
            Printing and Publishing              4.26%
     13,500 Meredith Corp.                             $   373,781
     31,500 Penton Media, Inc.                             819,000
     41,500 Primesource Corp.                              221,766
     11,000 Pulitzer, Inc.                                 449,625
     26,500 Ziff-Davis, Inc.*                              414,062
                                                       -----------
                                                         2,278,234
                                                       -----------
            Railroad                             3.80%
     13,000 Kansas City Southern
             Industries, Inc.                            1,117,187
     27,500 Katy Industries, Inc.                          252,656
     34,000 Providence and Worcester
             Railroad Co.                                  250,750
     10,500 Union Pacific Corp.                            410,813
                                                       -----------
                                                         2,031,406
                                                       -----------
            Real Estate                          0.52%
     24,500 Getty Realty Corp.                             275,625
                                                       -----------
            Retail                               4.06%
     38,500 Bradlees, Inc.*                                238,219
     12,500 Harcourt General, Inc.                         465,625
     12,000 The Limited, Inc.                              505,500
     20,500 Midas, Inc.                                    492,000
     10,000 Zale Corp.*                                    471,875
                                                       -----------
                                                         2,173,219
                                                       -----------
            Software                             1.17%
     18,500 BARRA, Inc.*                                   626,687
                                                       -----------
            Telecommunication Services           1.85%
     24,500 Electric Lightwave, Inc., Class A*             584,938
      7,500 RCN Corp.*                                     404,062
                                                       -----------
                                                           989,000
                                                       -----------
            Textile and Apparel                  0.77%
     27,000 Shaw Industries, Inc.                          410,063
                                                       -----------
            Transportation                       1.55%
     56,000 Avalon Holdings Corp., Class A*                266,000
     15,000 Pittston Brink's Group                         255,000
     14,000 Sea Containers Ltd., Class A                   309,750
                                                       -----------
                                                           830,750
                                                       -----------
            Utilities                            1.78%
     58,000 Citizens Utilities Co., Class B*               949,750
                                                       -----------

 Number of
   Shares                                              Value
 ---------                                          -----------
             Wireless Communications          1.95%
      7,000  Rural Cellular Corp., Class A*         $   472,938
     13,000  SBA Communications Corp.*                  572,000
                                                    -----------
                                                      1,044,938
                                                    -----------
             Total Common Stocks
             (cost $47,614,097)                      51,662,642
                                                    -----------

             WARRANTS                         0.44%
     22,300  Jacor Communications*                      236,938
                                                    -----------
             Total Warrants
             (cost $114,562)                            236,938
                                                    -----------

 Principal
   Amount
 ---------
             SHORT TERM INVESTMENT            2.17%
 $ 1,163,20  Firstar Bank Demand Note,
             5.8825%, 4/3/00                        $ 1,163,200
                                                    -----------
             Total Short Term Investment
             (cost $1,163,200)                        1,163,200
                                                    -----------
             Total Investments
             (cost $48,891,859)              99.13%  53,062,780
             Other Assets less Liabilities    0.87%     467,851
                                                    -----------
             NET ASSETS                     100.00% $53,530,631
                                                    ===========

*Non-income producing
                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                             March 31, 2000      Year Ended
                                              (Unaudited)    September 30, 1999
                                            ---------------- ------------------
OPERATIONS:

Net investment loss                           $   (205,122)     $   (444,428)

Net realized gain on investments                 3,743,246         1,823,344

Increase (decrease) in net unrealized
 appreciation on investments                    (2,002,589)        5,076,488
                                              ------------      ------------

Net increase in net assets resulting from
 operations                                      1,535,535         6,455,404
                                              ------------      ------------

DISTRIBUTIONS:

Net realized gains                              (2,275,000)         (892,529)
                                              ------------      ------------

CAPITAL STOCK TRANSACTIONS:

Proceeds from 560,120 and 1,035,691 shares
 issued, respectively                           11,211,617        20,988,777

Proceeds from 110,563 and 45,208 shares of
 distributions reinvested, respectively          2,179,145           864,849

Cost of 591,129 and 728,007 shares
 redeemed, respectively                        (11,742,761)      (14,541,243)
                                              ------------      ------------
Net increase from capital stock
 transactions                                    1,648,001         7,312,383
                                              ------------      ------------


TOTAL INCREASE IN NET ASSETS                       908,536        12,875,258

NET ASSETS:
Beginning of year                               52,622,095        39,746,837
                                              ------------      ------------

End of year                                   $ 53,530,631      $ 52,622,095
                                              ============      ============


                     See notes to the financial statements

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                         Six Months Ended  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          March 31, 2000  September 30, September 30, September 30, September 30, September 30,
                           (Unaudited)        1999          1998          1997          1996          1995
                         ---------------- ------------- ------------- ------------- ------------- -------------
PER SHARE DATA(1)
Net asset value,
 beginning of year           $ 20.85         $ 18.31       $ 21.48       $ 14.52       $ 12.52       $10.26
Income from investment
 operations:
Net investment loss            (0.08)          (0.18)        (0.16)        (0.25)        (0.19)       (0.13)
Net realized and
 unrealized gains
 (losses) on
 investments                    0.68            3.10         (2.00)         7.77          2.22         2.39
                             -------         -------       -------       -------       -------       ------
Total from investment
 operations                     0.60            2.92         (2.16)         7.52          2.03         2.26
                             -------         -------       -------       -------       -------       ------
Less distributions:
Net realized gains             (0.89)          (0.38)        (1.01)        (0.56)        (0.03)          --
                             -------         -------       -------       -------       -------       ------
Net asset value, end of
 year                        $ 20.56         $ 20.85       $ 18.31       $ 21.48       $ 14.52       $12.52
                             =======         =======       =======       =======       =======       ======
Total return (2)(3)             3.07%          16.11%       (10.50)%       53.51%        16.23%       22.03%
Supplemental data and ratios:
Net assets, end of year
 (in 000's)                  $53,531         $52,622       $39,747       $20,824       $10,815       $7,616
Ratio of expenses to
 average net assets(4)          1.89%           1.98%         2.02%         2.45%         2.50%        2.50%
Ratio of net investment
 loss to average net
 assets(4)                     (0.79)%         (0.92)%       (1.17)%       (1.66)%       (1.61)%      (1.46)%
Ratio of expenses to
 average net
 assets(4)(5)                   1.89%           1.98%         2.02%         2.45%         2.94%        3.94%
Ratio of net investment
 loss to average net
 assets(4)(5)                  (0.79)%         (0.92)%       (1.17)%       (1.66)%       (2.05)%      (2.90)%
Portfolio turnover
 rate(3)                       22.97%          40.19%        33.40%        36.40%        52.43%       70.59%

(1) Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Not annualized for the six months ended March 31, 2000
(4) Annualized for the six months ended March 31, 2000
(5) During the years ended September 30, 1996 and 1995, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.


                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 March 31, 2000
                                  (Unaudited)

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation -- Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income and Excise Taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

  c) Distributions to Shareholders -- Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at March 31, 2000, reclassifications were recorded from accumulated net investment losses to reduce accumulated net realized gain on investments by $205,122.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 2000
                                  (Unaudited)

  d) Other -- Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to compensate Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1999 to March 31, 2000, the Fund paid $19,872 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1999 to March 31, 2000, were $11,697,318 and $12,605,652, respectively. For the period from October 1, 1999 to March 31, 2000, the Fund paid $52,333 of brokerage commissions on trades of securities to the Distributor.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 2000
                                  (Unaudited)

    At March 31, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $49,001,159, were as follows:

           Appreciation              $10,486,364
           Depreciation               (6,424,743)
                                     -----------
           Net appreciation on
            investments              $ 4,061,621
                                     ===========

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                         Sales Charge       Sales Charge     Dealer Reallowance
   Amount of Single   as a Percentage of as a Percentage of  as a Percentage of
   Transaction          Offering Price   Net Amount Invested   Offering Price
   ----------------   ------------------ ------------------- ------------------
   Less than
    $50,000                  4.50%              4.71%               4.00%
   $50,000 but less
    than $100,000            4.00%              4.17%               3.50%
   $100,000 but
    less than
    $250,000                 3.00%              3.09%               2.50%
   $250,000 but
    less than
    $500,000                 2.50%              2.56%               2.00%
   $500,000 and
    over                     2.00%              2.04%               1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1999 to March 31, 2000, the Fund was advised that the Distributor received $19,127 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

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




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




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


                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                          PRICEWATERHOUSECOOPERS, LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003
                       KEELEY Small Cap Value Fund, Inc.



      Semi-Annual Report

        March 31, 2000